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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated October 25, 1996 included in or made a part of this Form 10-K.

                                          /s/ Arthur Andersen LLP

Los Angeles, California
March 24, 1998